Exhibit 10.1 Page 1 of 8 THIS THIRD AMENDMENT TO LEASE dated as of October 16, 2025, made by and between GHP 660 LLC, having its principal place of business c/o GHP Office Realty, LLC, Four West Red Oak Lane, White Plains, New York 10604 (hereinafter called “Landlord”), and PRESTIGE BRANDS, INC., having an address at 660 White Plains Road, Tarrytown, New York 10591 (hereinafter called “Tenant”). W I T N E S S E T H WHEREAS, pursuant to that certain Lease Agreement, dated as of June 26, 2012, as amended by that First Amendment to Lease dated as of June 30, 2014 and as further amended by that Second Amendment to Lease dated September 13, 2017 (hereinafter collectively referred to as the “Lease”), Landlord’s predecessor-in-interest leased to Tenant: (i) a portion of the Second (2nd) floor in the building commonly known as and located at 660 White Plains Road, Tarrytown, New York 10591 (the “Building”) and which shall be deemed to consist of 58,086 rentable square feet as more particularly described in the Lease (the “Existing Second Floor Premises”); and (ii) a portion of the First (1st) floor in the Building which shall be deemed to consist of 10,800 rentable square feet as more particularly described in the Lease (the “First Floor Premises”)(the Existing Second Floor Premises and First Floor Premises consisting of 68,886 rentable square feet and hereinafter sometimes referred to collectively as the “Original Premises”) for a term which expires on December 31, 2027 (the “Original Expiration Date”); WHEREAS, Tenant needs additional space in the Building and wants to: (i) lease from Landlord the balance of the Second (2nd) floor of the Building and which shall be deemed to consist of 10,500 rentable square feet, as more particularly shown on EXHIBIT “A-1“ annexed hereto (the “Second Additional Space”); and (ii) extend the term of the Lease for the Second Additional Term (as hereinafter defined); WHEREAS, the Original Premises and the Second Additional Space shall be deemed to consist of a total of 79,386 rentable square feet, and the Original Premises and the Additional Space are hereinafter referred to collectively as the “Premises;” NOW, THEREFORE, in consideration of the mutual agreements of the parties hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows: ARTICLE - 1 DEFINITIONS SECTION 1.01. For the purposes of this Third Amendment to Lease, and all agreements supplemental to this Second Amendment to Lease, unless the context otherwise requires: A. All capitalized terms used herein and not otherwise defined herein but defined in the Lease shall have the meanings ascribed to said terms as set forth in the Lease, unless otherwise defined herein. B. “Second Additional Space Commencement Date” shall mean the date which is the sooner of: (i) the date that Landlord’s Second Additional Space Work and Tenant’s Second Additional Space Work (as hereinafter defined) are Substantially Complete (as hereinafter defined), (ii) the date which is such number of days prior to the Second Additional Space Commencement Date as shall equal the number of days, if any, by which commencement or performance of Landlord’s Second Additional Space Work and/or Tenant’s Additional Space Work shall have been delayed by reason of Tenant Delays (as hereinafter defined, or (iii) the date upon which Tenant takes possession of all or any part of the Additional Space. C. “Second Additional Space Rent Commencement Date” shall mean the date which is

Page 2 of 8 sixty (60) days from the Second Additional Space Commencement Date. D. Upon determination of the date which is the Second Additional Space Commencement Date and Second Additional Space Rent Commencement Date as provided in this Section, Tenant, upon the request of Landlord shall execute and deliver to Landlord a statement setting forth the Second Additional Space Commencement Date and Second Additional Space Rent Commencement Date in the form annexed hereto as EXHIBIT “B-1”, but the failure of Tenant to execute and deliver such statement shall not detract from the effectiveness of any of the provisions of the Lease, as amended by this Third Amendment To Lease. E. “Second Additional Term” shall mean the period commencing on the Additional Space Commencement Date and expiring on December 31, 2037 (the “Expiration Date”), unless the same shall sooner terminate pursuant to any of the terms, covenants, conditions or agreements of this Lease or pursuant to law. F. “Substantial Completion” shall be the earliest date on which Landlord’s Second Additional Space Work and Tenant’s Second Additional Space Work in the Premises has been substantially completed, notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which would not materially interfere with Tenant's use of the Premises. G. “Tenant Delays” shall mean completion of the Landlord’s Additional Space Work and/or Tenant’s Additional Space Work is delayed by reason of: (i) any act or omission of Tenant or any of its employees, agents or contractors, including failure of Tenant to comply with any of its obligations hereunder, or (ii) Tenant’s failure to make selections required hereunder, or (iii) changes by Tenant or Tenant’s architect in its plans, drawings or specifications or changes or substitutions requested by Tenant, or (iv) failure of Tenant’s architect or Tenant to prepare or to submit or approve drawings, plans or specifications timely. ARTICLE-2 THE SECOND ADDITIONAL SPACE; AS-IS; SECOND ADDITIONAL SPACE WORK SECTION 2.01. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Second Additional Space for the Second Additional Term. Tenant shall accept the Second Additional Space in its “AS IS” state and condition on the Second Additional Space Commencement Date and without any representation or warranty, express or implied, in fact or by law, by Landlord, and without recourse to Landlord, as to title thereto, the nature, square footage, condition thereof or as to the use or occupancy which may be made thereof. Notwithstanding the foregoing, Landlord represents that the Original Premises, with the Second Additional Premises Work completed as shown on EXHIBIT “C-1” annexed hereoto, shall be useable for general and executive use, including conference meeting rooms. SECTION 2.02. The parties hereto acknowledge that Tenant presently occupies the Original Premises and knows the condition thereof. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Original Premises for the period commencing on January 1, 2028 through December 31, 2037. Landlord shall have no obligation whatsoever to perform any build-out or similar work to the Original Premises, and Tenant agrees to accept same in “AS IS” physical order and condition on January 1, 2028 and without any representation or warranty, express or implied, in fact or by law, by Landlord, and without recourse to Landlord, as to title thereto, the nature, square footage, condition or usability thereof or as to the use or occupancy which may be made thereof. SECTION 2.03.A. Notwithstanding the foregoing, Landlord agrees to perform, at its sole cost and expense, all the work set forth on the plans annexed hereto as EXHIBIT “C-1” and incorporated herein by reference (the “Landlord’s Second Additional Space Work”). Landlord shall use reasonable efforts to

Page 3 of 8 complete the Landlord’s Second Additional Space Work within a reasonable period of time, subject to unavoidable delays, but failure to complete the Landlord’s Second Additional Space Work shall not affect the validity of the Lease or this Amendment to Lease. Landlord has not made, and makes, no representations as to the date when the Landlord’s Second Additional Space Work will be substantially complete. B. Following the execution and delivery of this Amendment to Lease, Tenant shall hire Landlord’s designated contractor to build-out and equip the Second Additional Space and Building with all trade and operating fixtures and equipment, plumbing, lighting and other fixtures and equipment, floor covering, and any and all other items necessary for the proper operation of Tenant’s business (“Tenant’s Second Additional Space Work”) pursuant to a separate written agreement. All equipment permanently affixed to the Second Additional Space and/or Building by Tenant shall not be subject to liens, conditional sales contracts, security agreements or chattel mortgages. Nothing contained herein shall prohibit Tenant from purchasing office and other moveable equipment which may be subject to liens, conditional sales contracts, security agreements or chattel mortgages. C. Landlord shall in no way be liable for any loss, damage, or expense to Tenant’s merchandise, trade fixtures, furniture, furnishings, inventory and equipment, or inconvenience, or annoyance, or injury to the business of Tenant resulting in any way from the Landlord’s Second Additional Space Work and/or Tenant’s Second Additional Space Work. Tenant shall, at its own cost and expense, remove and/or relocate such of Tenant’s personal property from the Original Premises as Landlord shall reasonably require in order to perform the Landlord’s Second Additional Space Work and/or Tenant’s Additional Space Work and Landlord shall not be obligated to commence the Landlord’s Second Additional Space Work and/or Tenant’s Second Additional Space Work until such property has been removed and/or relocated by Tenant from the portion of the Original Premises in which the Landlord’s Second Additional Space Work and/or Tenant’s Second Additional Space Work will be performed. SECTION - 3 LEASE AMENDMENTS SECTION 3.01. Effective as of Second Additional Space Commencement, the Lease is hereby modified as follows: A. The term “Term” as defined in the Lease is deleted in its entirety and a new definition is added as follows: “Term” shall mean the Second Additional Term as defined in this Third Amendment to Lease, unless the same shall sooner terminate pursuant to any of the terms, covenants, conditions or agreements of this Lease or pursuant to law.” B. The term “Premises” as defined in the Lease is deleted in its entirety and a new definition is added as follows: “Premises” shall mean: (i) that space on the First (1st) floor of the Building and which shall be deemed to consist of 10,800 rentable square feet of rentable space; and (ii) the entire Second (2nd) Floor of the Building and delineated on the floor plan attached to the Lease and which shall be deemed to consist of 68,586 rentable square feet of rentable space for a total of 79,386 rentable square feet of rentable space.” C. Section 3 of the Lease is amended to provide that Tenant shall pay to Landlord, annual minimum rent with respect to the Premises (including the Original Premises and Second Additional Space), over and above electric charges and all other additional rent items to be made by Tenant as provided in the Lease, as follows:

Page 4 of 8 “Lease Year Annual Fixed Rent for Premises, electric exclusive Monthly Fixed Rent for Premises, electric exclusive Second Additional Space Commencement to the Second Additional Space Rent Commencement Date (both dates inclusive) $1,808,258.04 $150,688.17 Second Additional Space Rent Commencement Date to December 31, 2026 (both dates inclusive) $1,925,110.50 $160,425.88 January 1, 2027 to December 31, 2027 (both dates inclusive) $1,925,110.50 $160,425.88 January 1, 2028 to December 31, 2028 (both dates inclusive) $2,004,496.50 $167,041.38 January 1, 2029 to December 31, 2029 (both dates inclusive) $2,004,496.50 $167,041.38 January 1, 2030 to December 31, 2030 (both dates inclusive) $2,054,608.91 $171,217.41 January 1, 2031 to December 31, 2031 (both dates inclusive) $2,105,974.14 $175,497.84 January 1, 2032 to December 31, 2032 (both dates inclusive) $2,158,623.49 $179,885.29 January 1, 2033 to December 31, 2033 (both dates inclusive) $2,212,589.08 $184,382.42 January 1, 2034 to December 31, 2034 (both dates inclusive) $2,267,903.80 $188,991.98 January 1, 2035 to December 31, 2035 (both dates inclusive) $2,324,601.40 $193,716.78 January 1, 2036 to December 31, 2036 (both dates inclusive) $2,324,601.40 $193,716.78 January 1, 2037 to December 31, 2037 (both dates inclusive) $2,324,601.40 $193,716.78 D. There shall be added to the Lease a new Article 51 entitled “Renewal Term” as follows: “51 Renewal Term (a) Tenant named herein, shall have the right, at its option, to extend this Lease for one (1) term (a “Renewal Term”) of Ten (10) years to commence on January 1, 2038 and to end at noon on December 31, 2047, by giving Landlord notice of such election no earlier than October 1, 2036 nor later than January 1, 2037 (time being of the essence with respect thereto), and upon the giving of such notice this Lease thereupon shall, subject to the provisions hereof, be extended for each such Renewal Term with the same force and effect as if such Renewal Term had been originally included in the Term, without the execution of any further instrument. (b) Any notice of election to exercise the option to extend as hereinbefore provided must be in writing and sent to Landlord as provided in this Lease. Neither the option granted to Tenant in this Article to extend the Term, nor the exercise of such option by Tenant, named herein shall prevent Landlord from exercising any option or right granted or reserved to Landlord in this Lease to terminate this Lease with respect to all or a portion of the Premises, and the effective exercise of any such right of termination by Landlord shall terminate any such renewal or extension and any right of Tenant to any such renewal or extension with respect to that portion of the Premises so terminated, whether or not Tenant shall have exercised any such option to extend the Term. Any such option or right on the part of Landlord to terminate this Lease pursuant to the provisions hereof shall continue during any Renewal Term. (c) All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Renewal Term except that (i) the Fixed Rent for the Renewal Term shall be as provided herein (all other rent and charges payable by Tenant remaining unaffected), and (b) there shall be no further privilege of extension of this Lease beyond the Renewal Term. (d) During such Renewal Term, Tenant shall pay to Landlord annual Fixed Rent, at the same times and in the same manner as in the Term originally provided for, at the annual rate equal to the annual fair rental value of the Premises (without deduction for the cash value of free rent and leasehold improvements less One ($1.00) Dollar per rentable square foot), which renewing, non-equity tenants are then receiving in connection with a lease for comparable space in a building of the same age, quality, size, location, services, amenities, quality of construction and appearance to that of the Building on the date of the commencement of the Renewal Term with a term equal to the Renewal Term and otherwise containing the same provisions as this Lease contains, as determined by agreement between Landlord and Tenant. If,

Page 5 of 8 prior to the commencement of the Renewal Term, Landlord and Tenant are unable to agree on the amount of the annual Fixed Rent during the Renewal Term, then in such event, the determination of such annual fair rental value shall be made by arbitration pursuant to the provisions hereof. If the Renewal Term shall commence prior to determination of the amount of annual Fixed Rent payable during the Renewal Term, either by agreement or by decision of the arbitrators, Tenant, in the meantime, shall pay the monthly installments of Fixed Rent at the annual rate payable under this Lease for the year ending on the Expiration Date originally provided for herein. If monthly installments of the amount agreed upon by Landlord and Tenant, or found by the arbitrators, shall be greater than such amount, then Tenant, forthwith after such agreement or arbitrators' decision, shall pay to Landlord, for the period from the commencement of such Renewal Term to the last day of the calendar month in which the agreement or the arbitrators' decision takes effect, the difference between the monthly installments actually paid and the monthly installments which should have been paid in accordance with such agreement or arbitrator's decision, together with interest at the prime rate plus two (2%) percent from the respective due dates of each monthly installment to the date of payment pursuant to this paragraph; and, thereafter, Tenant shall pay the monthly installments at the new rate. In no event shall the Fixed Rent for the Premises during the Renewal Term be less than the then escalated Rent in effect on the day preceding the commencement of the Renewal Term. (e)(1) In the event that Landlord and Tenant are unable to agree on the amount of the annual Fixed Rent during either Renewal Term, then either Landlord or Tenant (hereinafter referred to as the “Initiating Party”) may give the other party (hereinafter called the “Responding Party”) a notice designating the name and address of the arbitrator designated by the Initiating Party to act on its behalf in the arbitration process hereinafter described (the “Review Notice”). (2) If the Initiating Party gives a Review Notice, then within twenty (20) days after the giving of such Review Notice, the Responding Party shall give notice to Initiating Party specifying in such notice the name and address of the arbitrator designated by the Responding Party to act on its behalf. In the event the Responding Party shall fail to give such notice within such twenty (20) day period, then the appointment of such arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where two arbitrators are appointed hereunder and the parties are unable to agree to such appointment. The two arbitrators so chosen shall meet within thirty (30) days after the second arbitrator is appointed and shall exchange sealed envelopes each containing such arbitrators written determination of the fair market rent of the Premises based on the criteria set forth herein. The fair market rent specified by Landlord's arbitrator shall be called the “Landlord's Submitted Value” and the fair market rent specified by Tenant's arbitrator shall be called the “Tenant's Submitted Value”. Copies of such written determinations shall promptly be sent to both Landlord and Tenant. Any failure of either such arbitrator to meet and exchange such determinations shall be acceptance of the other party's arbitrator's determination as to fair market rent, if, and only if, such failure persists for ten (10) business days after notice to whom such arbitrator is acting, and, provided that such ten (10) business day period shall be extended by reason of any Unavoidable Delay. If the higher determination of the fair market rent for the Premises is not more than one hundred and five (105%) percent of the lower determination of the fair market rent, then the fair market rent for such space shall be deemed to be the average of the two determinations. If, however, the higher determination is more than one hundred and five (105%) percent of the lower determination, then within ten (10) days of the date the arbitrators submitted their respective fair market rent determinations, the two arbitrators shall appoint a third arbitrator. In the event of their being unable to agree upon such appointment within ten (10) days after the exchange of the sealed envelopes, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of ten (10) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such an appointment by the American Arbitration Association (or any successor organization) in accordance with its rules then prevailing or if the American Arbitration Association (or any successor organization) shall fail to appoint said third arbitrator within fifteen (15) days after such request is made, then either party may apply for such appointment, on notice to the other, to the President of the Westchester County Bar Association (who may consult with the Chairman of the Real Property Law

Page 6 of 8 Committee of the Westchester County Bar Association). Within ten (10) days after the appointment of such third arbitrator, the Landlord's arbitrator shall submit Landlord's Submitted Value to such third arbitrator and the Tenant's arbitrator shall submit Tenant's Submitted Value to such third arbitrator. Such third arbitrator shall, within thirty (30) days after the end of such fifteen (15) day period, make his own determination of the fair market rent of the Premises using the criteria set forth herein, and send copies of his determination promptly to both Landlord and Tenant specifying whether Landlord's Submitted Value or Tenant's Submitted Value was closer to the determination by such third arbitrator of the fair market rent of the Premises. Whichever of Landlord's Submitted Value or Tenant's Submitted Value shall be closer to the determination by such third arbitrator shall conclusively be deemed to be the fair market rent of the Premises. (3) In no event shall the arbitrators enlarge upon, or alter or amend, this Lease or Landlord's or Tenant's rights as provided in this Lease, it being understood that the sole issue for determination by the arbitrators shall be the single issue of fact of the annual fair rental value of the Premises as provided herein. (4) Except as otherwise provided in the following sentence, the fees and expenses of an arbitration proceeding shall be borne by the parties equally. The fees of respective counsel engaged by the parties the fees and expenses of expert witnesses and other witnesses called and the cost of transcripts shall be borne by the parties engaging such counsel or calling such witness or ordering such transcripts. (5) The arbitrators selected by either party shall have a minimum of ten (10) years’ experience as an appraiser of commercial real property in Westchester County and who is not related directly or indirectly to either party. In the event that a third arbitrator is required, such third arbitrator shall not have any prior business relationship with either party hereto. (f) The rights provided to Tenant to extend this Lease as provided herein is conditioned in all respects upon there being no event of default in the observance or performance of any term, covenant, condition or agreement of Tenant's part to be observed or performed under this Lease both at the time the notice of exercise is given and immediately prior to commencement of such Renewal Term. Any termination, cancellation or surrender of this Lease shall terminate any right of extension hereunder for either Renewal Term. The option granted to Tenant under this section may be exercised only by Tenant, its affiliates, permitted successors and assigns, and not by any subtenant or any successor to the interest of Tenant by reason of any action under the Bankruptcy Code, or by any public officer, custodian, receiver, United States Trustee, trustee or liquidator of Tenant or substantially all of Tenant's property. Tenant shall have no right to exercise this option subsequent to the date Landlord shall have the right to give the notice of termination referred to in the Lease unless Tenant cures the default within the applicable grace period. Notwithstanding the foregoing, Tenant shall have no right to extend the term if, at the time it gives notice of its election (i) Tenant shall not be in occupancy of substantially all of the Premises or (ii) the Premises (or any part thereof) shall be the subject of a sublease. If Tenant shall have elected to extend the term, such election shall be deemed withdrawn if, at any time after the giving of notice of such election and prior to the commencement of the Renewal Term, Tenant shall sublease (all or any portion of) the Premises. (g) If Tenant shall effectively exercise its option to extend this lease for either Renewal Term, Landlord and Tenant, upon demand of either, shall execute and deliver to each other duplicate originals of an instrument, duly acknowledged, setting forth (i) that the Term has been extended, (ii) the period of such extension, (iii) the annual Fixed Rent payable during each Renewal Term and (iv) that such extension is upon and subject to all of the terms, covenants, conditions and limitations contained herein.” E. The Lease is amended to provide that Tenant’s Proportionate Share shall be increased from “27.10%” to “31.23%”. F. Except as otherwise provided herein, The Lease is amended to delete any obligation of Landlord to perform alterations or work to the Original Premises or Second Additional Space in

Page 7 of 8 preparation of Tenant’s occupancy. G. Article 52 of the Lease entitled “Right of First Offer” is hereby deleted in its entirety and no new Article is added in its place it being agreed and understood that Tenant no longer has the right to expand the Premises. H. Landlord agrees that during the Second Additional Term, Tenant shall be entitled to Two Hundred and Forty (240) parking spaces, Eight (8) of which shall be covered parking spaces and Six (6) of which shall be designated as Tenant reserved parking spaces in the Building’s parking area at no additional cost to Tenant. I. Paragraph 6(A) and Schedule B are hereby amended to provide the following additional language: “Tenant shall pay to Owner on account of Electric Service commencing on the Second Additional Premises Commencement Date and during the Second Additional Term of the Lease Owner’s reasonable estimate of the monthly Electric Service used and consumed in the Premises (including the Second Additional Space) (the “Estimated Monthly Electric Payment”). The Estimated Monthly Electric Payment shall be made by Tenant as Additional Rent in equal monthly installments during the applicable calendar year together with the payment of Fixed Rent. The initial Estimated Monthly Electric Payment for Electric Service with respect to the First Floor Premises shall be $1,100.00 and the initial Estimated Monthly Electric Payment for Electric Service with respect to the Second Floor shall be $10,000.00. A reconciliation shall be made from time to time, and at least twice during each twelve (12) month period, based upon the actual Electric Service Charges shown on the utility statement, and Tenant shall be debited with any Electric Service as shown on such utility statement and credited with the aggregate of the Estimated Monthly Electric Payments paid by Tenant in accordance with the provisions hereof, for the period in question, and, within thirty (30) days next following receipt of such utility statement, Tenant shall pay Owner the amount of any net debit balance shown thereon or Owner shall apply against the next ensuing installments of Electric Service the net credit balance shown thereon. Owner agrees that it shall not change Estimated Monthly Electric Payments more than two times in any twelve (12) month period.” ARTICLE - 4 BROKERS SECTION 4.01. Tenant represents that in connection with this Third Amendment to Lease it dealt with no broker other than GHP Office Realty, LLC (the “Broker”) nor has Tenant had any correspondence or other communication in connection with this Third Amendment to Lease with any other person who is a broker, and that so far as Tenant is aware the Broker is the only broker who negotiated this Third Amendment to Lease. Each party hereby indemnifies the other party and holds it harmless from any and all loss, cost, liability, claim, damage, or expense (including court costs and attorneys' fees) arising out of any inaccuracy of the above representation. Landlord agrees to pay the Broker all commissions due pursuant to a separate written agreement. ARTICLE - 5 MISCELLANEOUS SECTION 5.01. Tenant represents that as of the date of Third Amendment to Lease: (i) Landlord is not in default of any of its obligations under the Lease; (ii) Tenant is in possession of the Original Premises; and (iii) Tenant has no claims against Landlord. Landlord represents to the best of its knowledge that as of the date of this Third Amendment to Lease: (i) Tenant is not in default of any of its obligations under the Lease as of the date of this Third Amendment to Lease; and (ii) Landlord has no claims against Tenant as of the date of this Third Amendment to Lease. SECTION 5.02. All other terms, covenants and conditions of the Lease, as amended, and all

Page 8 of 8 exhibits and schedules thereto shall remain in full force and effect, are hereby ratified, confirmed and incorporated herein by reference as though set forth fully herein at length, including, without limitation, Tenant’s obligation to pay the storage fees and all Additional Rent items. SECTION 5.03. It is understood and agreed that this Third Amendment to Lease is submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it has been executed by the Landlord and delivered to the Tenant or Tenant's attorney. IN WITNESS WHEREOF, Landlord and Tenant have executed this THIRD AMENDMENT TO LEASE as of the date and year first above written. GHP 660, LLC, (Landlord) By: /s/ Andrew Greenspan Name: Andrew Greenspan Title: Manager/Member PRESTIGE BRANDS, INC., (Tenant) By: /s/ Christine Sacco Name: Christine Sacco Title: CFO & COO BY SIGNING HERETO, THE UNDERSIGNED GUARANTOR HEREBY: (1) CONSENTS TO THE MODIFICATIONS AND AMENDMENTS MADE TO THE LEASE PURSUANT TO THIS AGREEMENT; (2) AFFIRMS ITS OBLIGATIONS AND LIABILITIES UNDER THAT CERTAIN GUARANTY EXECUTED ON OR ABOUT JUNE 22, 2012 AS AMENDED ON JUNE 30, 2014 AND SEPTEMBER 13, 2017; AND (3) AGREES THAT SUCH OBLIGATIONS AND LIABILITIES SHALL EXTEND TO THE OBLIGATIONS OF TENANT UNDER THE LEASE, AS MODIFIED, AMENDED, EXPANDED AND EXTENDED BY THIS AGREEMENT. PRESTIGE CONSUMER HEALTH CARE INC. f/k/a PRESTIGE BRANDS HOLDINGS, INC., Guarantor By: /s/ Christine Sacco Name: Christine Sacco Title: CFO & COO